SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 28, 2000

                        (Date of earliest event reported)


                                  PHYMED, INC.

             (Exact name of registrant as specified in its charter)


            OKLAHOMA                                  73-1457920
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
  incorporation or organization)

                                     0-10701
                            (Commission File Number)

                        9603 White Rock Trail, Suite 100
                               Dallas, Texas 75238
                    (Address of principal executive offices)

                                 (214) 340-9912
              (Registrant's telephone number, including area code)






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Item 4.  Changes in Registrant's Certifying Accountant

         The last audit of the Registrant's financial statements was for its fiscal year ended December 31, 1998. Grant Thornton LLP performed the audit.

         On March 28, 2000, the Registrant and Grant Thornton LLP terminated their previous audit relationship.

         During the last two years, no audit report of Grant Thornton LLP on the financial statements of the Registrant contained any adverse opinion or a disclaimer of opinion, or was modified as to audit scope or accounting principles, except that Grant Thornton LLP modified both 1997 &1998 audit reports as to uncertainty related to the Registrant's ability to continue as a going concern.

          There were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Registrant's two most recent fiscal years and any subsequent interim period preceding such termination.

         The decision to dismiss accountants was approved by the Registrant's Board of Directors.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Proforma financial information

                  Not applicable

         (c)      Exhibits

                  16.      Letter dated March 31, 2000, from Grant Thornton LLP.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: March 4, 2000                     PHYMED, INC.
                                        (Registrant)

                                        /s/ George C. Barker
                                        -------------------------------------
                                        George C. Barker
                                        President and Chief Executive Officer

                                        /s/ David L. Moore
                                        -------------------------------------
                                        Chief Financial Officer